INTERIM CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Statement of Comprehensive Income [Abstract]
Net income	$ 42,525	$ 61,446
Other comprehensive income, net of taxes:
Change in unrealized (losses) gains on fixed maturity securities available-for-sale	(14,981)	19,384
Foreign currency translation adjustment	(6)	0
Other comprehensive (loss) income	(14,987)	19,384
Total comprehensive income (loss)	$ 27,538	$ 80,830